Exhibit 99.1

PRIMEBLOCK, AN INFRASTRUCTURE PROVIDER FOR BLOCKCHAIN TECHNOLOGY THAT MINES CRYPTOCURRENCIES, AND 10X CAPITAL VENTURE ACQUISITION CORP. II ANNOUNCE PLANNED MERGER

SAN FRANCISCO and NEW YORK, April 01, 2022 —

•	Combination of PrimeBlock and 10X Capital Venture Acquisition Corp. II to advance PrimeBlock’s focus on the blockchain ecosystem

•	In Q4 2021, PrimeBlock generated $24.4 million of revenue, and has over 110 megawatts of installed data center capacity

•	Business combination based on enterprise value of approximately $1.25 billion

•	Led by CEO Gaurav Budhrani, a former Goldman Sachs investment banking veteran who advised on over $300 billion in crypto, technology and natural resources transactions

•	Co-founded by Web 3 entrepreneurs Ryan Fang & Chandler Song, who founded a leading blockchain infrastructure and developer platform

•	PrimeBlock has secured a $300 million committed equity financing facility from Cantor Fitzgerald affiliate

•	Merger expected to be completed by 2H 2022; combined company expected to be listed on NASDAQ

Prime Blockchain Inc. (“PrimeBlock” or the “Company”), a diversified infrastructure provider for blockchain technology that owns and operates a growing portfolio of proprietary data centers and crypto assets mining operations in North America, and 10X Capital Venture Acquisition Corp. II (Nasdaq: VCXA) (“10X Capital”), a special purpose acquisition company (SPAC) sponsored by 10X Capital, today announced the execution of a definitive Business Combination Agreement. Upon closing of the transaction, which values the combined company at an estimated enterprise value of $1.25 billion, former Goldman Sachs investment banking veteran Gaurav Budhrani will be CEO and the combined company is expected to list its stock on the NASDAQ stock market.

10X Capital and PrimeBlock have secured a $300 million committed equity financing facility from CF Principal Investments LLC, an affiliate of Cantor Fitzgerald & Co.

PrimeBlock CEO Gaurav Budhrani said, “We are excited to bring PrimeBlock public with the support of our investors and the experienced team from 10X Capital. We believe the transaction will provide tremendous momentum for our next phase of growth. In addition, our partnerships with key suppliers are expected to enhance our ability to rapidly scale the business. We believe we are well-positioned to leverage our infrastructure and technology to provide PrimeBlock’s customers access to the underlying economics of public blockchains.”

Differentiated Platform

PrimeBlock’s management team has deep experience across the cryptocurrency ecosystem, as well as in scaling sustainable companies, capital markets, and technology. Co-founded by Web 3 entrepreneurs Chandler Song and Ryan Fang, whose past public crypto projects include Ankr (Coinbase:ANKR) and led by former Goldman Sachs veteran Gaurav Budhrani, whose past clients include Coinbase (Nasdaq:COIN) and IonQ (NYSE:IONQ), PrimeBlock operates at scale as a fast-growing provider of diversified infrastructure and proprietary hardware for the crypto asset mining ecosystem. Its cost-effective, rapidly-deployed, modular data centers host computing hardware, including GPUs and ASICs, which contribute network hash rate to public blockchains, including Bitcoin and Ethereum. Heading up operations on the ground across North America is executive Gavin Qu, also formerly of Goldman Sachs.

PrimeBlock generated $24.4 million in revenue for Q4 2021 and seeks to mitigate risk and volatility through its combination of self-mining and hosting revenue streams, operational agility and speed of deployment. The Company has over 110 megawatts of installed data center capacity across 12 facilities in North America, with a focus on North Carolina, Tennessee, and Kentucky, and an ability to deploy its proprietary modular data center design from start to finish in under 8 weeks from site acquisition.

Commitment to achieving sustainable operations and local economic development

PrimeBlock strives to be a responsible, ethical company and community member. The Company aims to minimize its environmental impact and generate employment opportunities in the communities where it maintains operations. For example, PrimeBlock has made a strategic commitment to contract with energy providers focused on carbon-neutral operations. Currently, PrimeBlock sources approximately 60% of its power from non-carbon emitting sources, and plans to offset the remainder. As a responsible business partner and an innovative operator, PrimeBlock expects to implement additional sustainability-focused solutions for customers, communities and in its business practices.

Partnership with 10X Capital

Hans Thomas, Chairman and CEO of 10X Capital, commented, “Gaurav and the leadership team have articulated a clear and compelling vision for PrimeBlock. They have successfully deployed over 110 megawatts of data center capacity and generated more than $24 million of revenue in the fourth quarter. We are confident they bring the discipline, skills and relevant experience to continue to execute the strategy to achieve growth and value creation for all stakeholders. As co-founders of Ankr (Coinbase:ANKR), Ryan and Chandler have a proven track record of innovating and executing at scale in the Crypto / Blockchain space, and Gaurav has the deep technology and capital markets experience to translate this innovation to the public markets.”

Thomas continued, “10X Capital is focused on advancing environmental, social and governance (ESG) best practices and promoting Diversity, Equity, and Inclusion in our portfolio companies. We are very pleased to be working with the diverse and dynamic team at PrimeBlock. They have built strong relationships with key partners, including the Tennessee Valley Authority, one of the largest major utilities in the U.S., with a commitment to net-zero carbon emissions by 2050, and with approximately 60% of its current production from non-carbon emitting sources today.”

Key Transaction Terms

The Boards of Directors of PrimeBlock and 10X Capital have unanimously approved the proposed merger, which is expected to be completed in the second half of 2022, subject to regulatory approval, the approval of the proposed merger by PrimeBlock’s stockholders and 10X Capital’s shareholders and the satisfaction or waiver of other customary closing conditions.

Additional information about PrimeBlock’s operations and financial performance, along with the transaction outlined in the Business Combination Agreement, can be found in the investor presentation that will be filed by 10X Capital on a Current Report on Form 8-K with the Securities and Exchange Commission and can be viewed at www.sec.gov.

Financial and Legal Advisors

Cantor Fitzgerald & Co. is serving as capital markets advisor to 10X Capital and Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC and Canaccord Genuity are serving as financial advisors to 10X Capital on this transaction. King & Spalding LLP is legal counsel to CF Principal Investments LLC in connection with the Committed Equity Facility. Latham & Watkins LLP is legal counsel to 10X Capital. White & Case LLP and Reed Smith LLP are each legal counsel to PrimeBlock. DLA Piper LLP (US) is legal counsel to Cohen & Company Capital Markets.

About PrimeBlock

PrimeBlock is a diversified infrastructure provider for blockchain technology that owns and operates a growing portfolio of proprietary data centers and crypto assets mining operations in North America. With community, sustainability, and performance serving as guiding principles, PrimeBlock aims to create social good and form bonds within the communities where it operates efficiently and sustainably. For more information, please visit: https://primeblock.com.

About 10X Capital

10X Capital is a venture capital and investment firm at the nexus of Wall Street and Silicon Valley, aligning institutional capital with high growth ventures. 10X Capital invests across the capital structure, with a focus on companies using technology to disrupt major industries, including finance, healthcare, transportation and real estate. For more information, visit https://www.10XCapital.com/.

10X Capital Venture Acquisition Corp II (Nasdaq: VCXA) is a special purpose acquisition company sponsored by 10X Capital, focused on identifying high growth technology and tech-enabled businesses domestically and abroad in the consumer internet, ecommerce, software, healthcare, transportation / mobility and financial services industries, as well as other industries which are being disrupted by advances in technology and on technology paradigms including artificial intelligence, automation, data science, ecommerce and Software-as-a-Service. For more information, visit https://www.10XSPAC.com/.

Additional Information

In connection with the proposed transaction, PrimeBlock will become the wholly-owned subsidiary of 10X Capital and 10X Capital will be renamed Prime Blockchain Inc. as of the closing of the proposed transaction. 10X Capital is expected to file a registration statement on Form S-4 (the “Form S-4”) with the U.S. Securities and Exchange Commission (“SEC”) that will include a proxy statement and prospectus of 10X Capital. 10X and PrimeBlock urge investors, shareholders and other interested persons to read, when available, the Form S-4, including the preliminary proxy statement/prospectus and amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein, as well as other documents filed with the SEC in connection with the proposed transaction, as these materials will contain important information about PrimeBlock, 10X Capital and the proposed transaction. Such persons can also read 10X Capital’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for a description of the security holdings of 10X Capital’s officers and directors and their respective interests as security holders in the consummation of the proposed transaction. When available, the definitive proxy statement/prospectus will be mailed to 10X Capital’s shareholders. Shareholders will also be able to obtain copies of such documents and all other relevant documents filed or that will be filed with the SEC by 10X Capital, without charge, once available, at the SEC’s website at www.sec.gov. Copies of the proxy statement/prospectus can be obtained, when available, without charge, from 10X SPAC’s website https://www.10xspac.com/. Before making any voting decision, investors and security holders of 10X Capital and PrimeBlock, and other interested parties, are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed business combination.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination between 10X Capital and PrimeBlock, including statements regarding the benefits of the proposed business combination, the anticipated timing of the proposed business combination, the services offered by PrimeBlock and the markets in which PrimeBlock operates, business strategies, debt levels, industry environment, potential growth opportunities, the effects of regulations and 10X Capital’s or PrimeBlock’s projected future results. These forward-looking statements generally are identified by the words looking statements as predictions of future events. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions (including the negative versions of such words or expressions).

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of 10X Capital’s securities; (ii) the risk that the proposed business combination may not be completed by 10X Capital’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by 10X Capital; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the shareholders of 10X Capital and the receipt of certain governmental and regulatory approvals; (iv) the effect of the announcement or pendency of the proposed business combination on PrimeBlock’s business relationships, performance, and business generally; (v) risks that the proposed business combination disrupts current plans of PrimeBlock and potential difficulties in

PrimeBlock employee retention as a result of the proposed business combination; (vi) the outcome of any legal proceedings that may be instituted against 10X Capital or PrimeBlock related to the agreement and plan of merger or the proposed business combination; (vii) the ability to maintain the listing of 10X Capital’s securities on Nasdaq; (viii) the price of 10X Capital’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which PrimeBlock operates, variations in performance across competitors, changes in laws and regulations affecting PrimeBlock’s business and changes in the combined capital structure; and (ix) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in 10X’s final proxy statement/prospectus to be contained in the Form S-4 registration statement, including those under “Risk Factors” therein, 10X Capital’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by 10X Capital from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and 10X Capital and PrimeBlock assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither 10X Capital nor PrimeBlock gives any assurance that either 10X Capital or PrimeBlock will achieve its expectations.

Participants in the Solicitation

10X Capital, PrimeBlock and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of 10X Capital’s shareholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of 10X Capital’s directors and executive officers in 10X Capital’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 30, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of 10X Capital’s shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus for the proposed transaction when available. Information concerning the interests of 10X Capital’s participants in the solicitation, which may, in some cases, be different than those of 10X Capital Venture Acquisition Corp. II’s equity holders generally, will be set forth in the proxy statement/prospectus relating to the proposed transaction when it becomes available.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of 10X Capital, PrimeBlock or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

CONTACTS:

For PrimeBlock:

Investors: IR@primeblock.com

Media: Press@primeblock.com

For 10X Capital:

Investors: IR@10xcapital.com

SPAC Website: www.10xspac.com